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                      MERRILL LYNCH LIFE INSURANCE COMPANY
             Merrill Lynch Life Variable Annuity Separate Account C

                     ML LIFE INSURANCE COMPANY OF NEW YORK
               ML of New York Variable Annuity Separate Account C

                       Supplement dated November 1, 2004
                                     to the
                         Prospectuses dated May 1, 2004
                                      for
                        MERRILL LYNCH CONSULTS ANNUITY(SM)


This supplement updates the Prospectuses for the Merrill Lynch Consults Annuity(SM) (the "Consults Annuity") issued by Merrill Lynch Life Insurance Company or ML Life Insurance Company of New York. Please retain this supplement with your Consults Annuity Prospectus for your reference.

Effective November 1, 2004, Roszel Advisors, LLC, the investment adviser for the MLIG Variable Insurance Trust (the "MLIG Trust"), changed the name and subadviser of one of the Funds described in your Contract Prospectus.

The Roszel/Credit Suisse International Portfolio of the MLIG Trust is now subadvised by William Blair & Company, L.L.C., and has changed its name to the Roszel/William Blair International Portfolio. Accordingly, effective November 1, 2004, the name of the subaccount corresponding to the Roszel/Credit Suisse International Portfolio changed from the Roszel/Credit Suisse International Subaccount to the Roszel/William Blair International Subaccount. Although the investment objective for this Portfolio has not changed, the subadviser intends to pursue that objective using a slightly different investment strategy. A summary of the investment objective and strategy for the Roszel/William Blair International Portfolio is set forth below.

Investment Objective:   The Portfolio seeks long-term capital appreciation.

Investment Strategy:    The Portfolio pursues its investment objective by
                        investing primarily in equity securities of foreign issuers that the adviser believes have a potential for strong earnings growth rates. The adviser adheres to a "quality growth" approach to international investing.
                        The goal is to identify stocks with potential earnings growth not reflected in current valuations. The adviser invests in securities of a wide variety of foreign issuers, including depository receipts.

This subaccount was previously closed to allocations of premiums and contract value for Consults Annuity Contracts purchased on or after August 1, 2003. EFFECTIVE NOVEMBER 1, 2004, THE ROSZEL/WILLIAM BLAIR INTERNATIONAL SUBACCOUNT IS AVAILABLE IN ALL CONSULTS ANNUITY
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CONTRACTS FOR ALLOCATIONS OF PREMIUMS AND CONTRACT VALUE, INCLUDING THOSE
CONSULTS ANNUITY CONTRACTS PURCHASED ON OR AFTER AUGUST 1, 2003.

Currently, the subaccounts investing in the following Portfolios of the MLIG Trust remain closed to allocations of premiums and transfers of contract value for Consults Annuity Contracts issued after the dates shown:

   * The Roszel/Valenzuela Mid Cap Value Portfolio for Consults Annuity Contracts issued on or after February 3, 2004; and

   * The Roszel/MLIM Relative Value Portfolio for Consults Annuity Contracts issued on or after March 16, 2004.

For each of these subaccounts, if you purchased your Consults Annuity Contract before the noted date, you may continue to allocate premiums and transfer contract value to the respective subaccount. If you purchased your Consults Annuity Contract after the noted date, you may not allocate premiums or transfer contract value to that subaccount. We will keep you informed of any change in the status of these subaccounts.

                                     * * *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 (for Consults Annuity Contracts issued by Merrill Lynch Life Insurance Company) or (800) 333-6524 (for Consults Annuity Contracts issued by ML Life Insurance Company of New York), or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.